EXHIBIT 24

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ FRANK J. BIONDI, JR.
Frank J. Biondi, Jr.

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ NICHOLAS M. DONOFRIO
Nicholas M. Donofrio

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ ALAN R. GRIFFITH
Alan R. Griffith

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ GERALD L. HASSELL
Gerald L. Hassell

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ RICHARD J. KOGAN
Richard J. Kogan

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ MICHAEL J. KOWALSKI
Michael J. Kowalski

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ JOHN A. LUKE, JR.
John A. Luke, Jr.

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ JOHN C. MALONE
John C. Malone

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ PAUL MYNERS
Paul Myners

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ ROBERT C. POZEN
Robert C. Pozen

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ CATHERINE A. REIN
Catherine A. Rein

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ WILLIAM C. RICHARDSON
William C. Richardson

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ BRIAN L. ROBERTS
Brian L. Roberts

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, J. Michael Shepherd and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his or her name, place and stead and in his or her capacity as an officer or director or both to execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) covering up to 5,000,000 shares of the Company’s Common Stock, par value $7.50 per share, together with any Preferred Stock Purchase Rights appertaining thereto, to be issued in connection with The Retirement Savings Plan of Pershing LLC and the Retirement Savings Plan of BNY Brokerage, Inc. as authorized by the Company’s Board of Directors and any amendments to such registration statement, including post effective amendments, and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of June, 2004.

/s/ SAMUEL C. SCOTT III
Samuel C. Scott III